EXHIBIT 4.1

FORM OF CERTIFICATE OF COMMON STOCK

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                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                   INCORPORATED UNDER THE LAWS OF THE STATE OF
                                     NEVADA

             Number                                           Shares

            ________    Wireless Age Communications, Inc.    ________

                                                           CUSIP No. 976527 10 1

                   Authorized Common Stock: 100,000,000 Shares
                                Par Value: $.001

This Certifies that ____________________________________________________________

is the record holder of ________________________________________________________

Shares of Wireless Age Communications, Inc. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

      Dated:


       [SIG]                    [SEAL]                             [SIG]
     SECRETARY                                                   PRESIDENT

COUNTERSIGNED AND REGISTERED:

                         CORPORATE STOCK TRANSFER, INC.


                       ___________________________________
                       Transfer Agent Authorized Signature

[Back of Stock Certificate:]

Wireless Age Communications, Inc.
Corporate Stock Transfer, Inc.
Transfer Fee: As Required

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common           UNIF GIFT MIN ACT -- _______________ Custodian for _______________
TEN ENT -- as tenants by the entireties                            (Cust.)                        (Minor)
JT TEN -- as joint tenants with right of                               under Uniform Gifts to Minors
    survivorship and not as tenants              Act of _____________________________________
    in common                                                        (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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________________________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________20______

SIGNATURE GUARANTEED:


                  X___________________________________________


                  X___________________________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.